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		       SECURITIES AND EXCHANGE COMMISSION

			     WASHINGTON, D.C. 20549

				    FORM 8-K

				 CURRENT REPORT
		     PURSUANT TO SECTION 13 OR 15(D) OF THE
			SECURITIES EXCHANGE ACT OF 1934

				   ALCOA INC.
	     (Exact name of registrant as specified in its charter)

	       Date of Report (Date of earliest event reported):
				August 18, 1999

				  Pennsylvania
		 (State or other jurisdiction of incorporation)

	       1-3610                                    25-0317820
	(Commission File No.)                (IRS Employer Identification No.)

	 201 Isabella Street                          15212-5858
       Pittsburgh, Pennsylvania                       (Zip Code)
(Address of principal executive offices)

	      Registrant's telephone number, including area code:
				 (412) 553-4707


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Item 5.   OTHER EVENTS.

	    Alcoa Inc. (the "Company"), RLM Acquisition Corp., a wholly owned subsidiary of the Company, and Reynolds Metals Company ("Reynolds") have entered into an agreement and plan of merger (the "Merger Agreement"), dated as of August 18, 1999, pursuant to which, upon consummation of the merger contemplated thereby and subject to the terms and conditions thereof, each outstanding share of common stock, no par value, of Reynolds will be converted into 1.06 shares of common stock, par value $1.00 per share, of the Company. A copy of the Merger Agreement is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on August 19, 1999. A copy of the press release is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	  (c) Exhibits

	      99.1 Agreement and Plan of Merger among Alcoa Inc., RLM
		   Acquisition Corp. and Reynolds Metals Company, dated August
		   18, 1999.

	      99.2 Joint Press Release dated August 19, 1999.
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				   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 1999

					ALCOA INC.

					By:    /s/Earnest J. Edwards
					----------------------------------
					Name:  Earnest J. Edwards
					Title: Senior Vice President and
                                               Controller
                                               (Principal Accounting
                                               Officer)


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				  EXHIBIT LIST

No.                                                                              Page
99.1      Agreement and Plan of Merger among Alcoa Inc., RLM Acquisition Corp.
	  and Reynolds Metals Company, dated August 18, 1999.

99.2      Joint Press Release dated August 19, 1999.

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